Exhibit 99.2

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS

(Unaudited)

AS OF MARCH 31, 2004

DESCAP SECURITIES, INC.

FINANCIAL STATEMENTS

(Unaudited)

AS OF MARCH 31, 2004

DESCAP SECURITIES, INC.

STATEMENT OF FINANCIAL CONDITION

MARCH 31, 2004

(Unaudited)

March 31, 2004

Assets

Cash and Cash Equivalents	$8,907,391
Marketable Security Long Positions - Marked to Market	52,184,930
Deposits with Clearing Houses	225,000
Property and Equipment - Net	662,597
Prepaid Expenses and Other Assets	965,677
Total Assets	$62,945,595

Liabilities

Accounts Payable and Accrued Expenses	$1,042,814
Due to Clearing House	46,553,152
47,595,966

Shareholders’ Equity

Common Stock A, $.001 par value; 500,000 shares authorized 175,500 issued and outstanding	176
Common Stock B, $.001 par value; 500,000 shares authorized 5,900 issued and outstanding	6
Paid in Capital	8,059,887
Capital Distribution
Retained earnings	7,289,560
15,349,629
Total Liabilities & Shareholders’ Equity	$62,945,595

See accompanying notes to financial statements

DESCAP SECURITIES, INC.

STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED MARCH 31, 2004 AND MARCH 31, 2003

(Unaudited)

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
Revenues:
Trading profits realized	$8,747,959	$14,410,580
Unrealized trading gain	344,722	109,702
Interest	414,439	187,150
Placement agent fees	479,369	230,482
	9,986,489	14,937,914

Expenses:
Compensation, payroll taxes and benefits	6,578,107	6,160,786
Wire quote service	264,474	239,308
Telephone	36,366	42,079
Professional fees	302,389	140,900
Interest	437,987	386,062
Clearing charges	616,685	684,686
Rent and occupancy costs	213,017	112,708
Travel and entertainment	154,027	148,211
Insurance	85,903	83,118
Office	21,036	15,256
Advertising	6,833	5,799
Memberships	5,347	2,860
Regulatory fees	24,412	17,987
Local transportation	22,060	18,476
Depreciation	54,000	36,000
Consultant's fees	850	-
Equipment rental	2,469	2,967
Professional education	9,274	3,000
Automobile expense and lease	15,764	13,427
Repairs and Maintenance	1,840	3,027
Utilities	13,917	6,913
Bank charges	200	179
Miscellaneous	23,918	47,149
	8,890,875	8,170,898

Income Before Income Taxes	1,095,614	6,767,016

Provision for Income Taxes	535,941	2,976,935

Net Income	$559,673	$3,790,081

See accompanying notes to financial statements

DESCAP SECURITIES, INC.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE SIX MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Common Stock Class A .001 Par Value		Common Stock Class B .001 Par Value		Paid-In Capital	Retained Earnings	Shareholders’ Equity
	Shares	Amount	Shares	Amount

Balance, September 30, 2003	175,500	$176	7,400	$7	$6,607,346	$6,729,887	$13,337,416
Net Income						559,673	559,673
Purchase of 1,500 Class B Shares			(1,500)	(1)	(136,459)		(136,460)
Contributions of Capital					1,589,000		1,589,000
Balance, March 31, 2004	175,500	$176	5,900	$6	$8,059,887	$7,289,560	$15,349,629

See accompanying notes to financial statements

DESCAP SECURITIES, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2004 AND MARCH 31, 2003

(Unaudited)

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003

Cash Flows from Operating Activities:
Net Income	$559,673	$3,790,081
Adjustments to reconcile net income to cash:
Depreciation	54,000	36,000
Unrealized gains on trading positions	(344,722)	(109,702)
Changes in assets and liabilities:
(Increase) Decrease in marketable security long positions	(51,840,208)	1,004,688
(Increase) Decrease in due from clearing houses	5,639,875	(697,071)
(Increase) Decrease in prepaid expenses and other assets	(696,430)	10,460
Increase (Decrease) in accounts payable and accrued liabilities	(3,238,113)	1,012,115
Increase in due to clearing houses	46,553,152	-
Net Cash Provided By (Used By) Operating Activities	(3,312,773)	5,046,571

Cash Flows from Investing Activities:
Acquisition of property and equipment	(25,006)	(33,645)
Net Cash Used By Investing Activities	(25,006)	(33,645)

Cash Flows From Financing Activities:
Capital Contributions	1,589,000	675,000
Purchase of Class B Common Stock	(136,460)	-
Net Cash Provided By Financing Activities	1,452,540	675,000

Net Increase (Decrease) in Cash	(1,885,239)	5,687,926
Cash, beginning of period	10,792,630	1,384,116
Cash, end of period	$8,907,391	$7,072,042

See accompanying notes to financial statements

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2004

(Unaudited)

Note 1 - Summary of Significant Accounting Policies

Business Organization and Description

On March 31, 1985, Descap Securities, Inc. (the "Company") began operations in the State of New York. The Company is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Company does not carry customer accounts and does not process or safe-keep customer funds or securities and is therefore exempt from Rule 15c3-3 of the Securities and Exchange Commission.

In 1999, the Company expanded its operations by establishing a structured finance services group.  The business activities of this group include placement agent and underwriting services, subordinate financing, the arrangement of warehouse lines of credit  and small and start-up specialty finance company consulting.  The activities described above have been reviewed by the NASD and are within the scope of the business activities allowable accordingly to the Company’s NASD “Membership Agreement” dated March 29, 1999.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with maturities of less than three months at the date of purchase to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company’s cash, marketable securities, accounts payable and accrued expenses approximate their respective fair values at September 30, 2003.

Marketable Security Positions - Marked to Market

Marketable security positions, which consist primarily of institutional mortgage-backed securities and asset-backed securities, are valued at market.

Property and Equipment

Property and equipment are carried at cost net of accumulated depreciation.  Depreciation is computed using the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.  The cost of maintenance and repairs is charged to income as incurred.  Significant renewals and betterments are capitalized.

Impairment of Long-Lived Assets

The Company investigates potential impairments of its long-lived assets when evidence exists that events or changes in circumstances may have made recovery of an asset’s carrying value unlikely.  An impairment loss is recognized when the sum of the expected undiscounted future net cash flows is less than the carrying amount of the asset.  No such losses have been identified.

DESCAP SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2004

Note 1 - Summary of Significant Accounting Policies (continued)

Revenue and Expenses From Security Transactions

Generally accepted accounting principles require that trading profits and losses, commission income and related expenses be recorded on a trade date basis unless the difference between trade date and settlement date is immaterial.

Due to Clearing Houses

The liability due to clearing houses is related to the financing of marketable securities recorded as an asset on the statement of financial condition.

Income Taxes

Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the  financial statements and related notes to financial statements.  Changes in such estimates may affect amounts reported in future periods.

Note 2 - Property and Equipment - Net

Property and equipment consist of the following at March 31, 2004:

Furniture and fixtures	$95,487
Office equipment	118,816
Computer equipment and software	134,840
Leasehold improvements	463,200
812,343
Less: Accumulated depreciation	149,746
$662,597

Note 3 - Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following at March 31, 2004:

Compensation and payroll taxes	$895,022
Profit sharing and money purchase plans	60,000
Professional fees	55,000
Other	32,792
$1,042,814

Note 4 - Retirement Plans

The Company has a qualified non-contributory profit sharing plan, the funding of which is subject to the discretion of the Board of Directors.  There was a Money Purchase Plan which was merged into the Profit Sharing Plan, effective November 15, 2002. Expense for the six months ended March 31, 2004 was $60,000.

Note 5 - Shareholders’ Equity

During the six months ended March 31, 2004, the Company purchased and retired 1,500 shares of its class B stock for an aggregate amount of $136,460.  These shares were purchased from former employees.  The three majority shareholders contributed an aggregate of $1,589,000 during the six months ended March 31, 2004.

Note 6 - Leases

The Company entered into an operating lease for its office space in New York City which expires in June 2009. The lease requires minimum annual rentals and escalations for increases in real estate taxes.  In addition, the Company entered into a lease for office space in Great Neck, NY, which expires in March 2006.  Future minimum annual rentals under these leases approximate $185,000 per year:

Note 7 - Provision For Income Taxes

The current and deferred portions of the income tax expense (benefit) included in the statement of income as determined in accordance with FASB Statement No. 109, Accounting for Income Taxes, are as follows:

The provision for income taxes consists of:

Federal	$318,085
New York State and other states	118,095
New York City	99,761
$535,941

Note 8- Concentrations of Credit Risk

As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of domestic and foreign corporations, institutional and individual investors.  A substantial portion of the Company’s transactions are executed with and on behalf of institutional investors including other brokers and dealers, mortgage brokers, commercial banks, U.S. governmental agencies, mutual funds and other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities transactions, can be directly impacted by volatile securities markets, credit markets and regulatory changes.

Note 9 - Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (15c3-1), which requires the maintenance of minimum net capital and that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15:1.  The rule also provides that capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10:1.  At March 31, 2004, the Company had net capital of $11,185,672, which was $11,085,672 in excess of its required net capital of $100,000. The Company's ratio of Aggregate Indebtedness to Net Capital was to .9 to 1.

Note 10 - Clearing Broker

In addition, the Company has a minimum $3,000,000 net capital requirements with its clearing broker as well as certain other requirements.  If the Company is subject to an Event of Default (as defined in the agreement), the agreement will be terminated.

Note 11 - Contingencies

The Company is a party to various claims in the ordinary course of business.  Management believes that the aggregate impact of such claims, if any, will not have a material impact on the financial position, results of operations, or liquidity of the Company.